                                                                 EXHIBIT 10.27.2

                             REVOLVING CREDIT NOTE
                             ---------------------
                                     (NCB)

   $15,000,000.00                                          Date: July 10, 1998
                                                           Indianapolis, Indiana

      FOR VALUE RECEIVED, THE FINISH LINE, INC., a Delaware corporation (Borrower") hereby promises to pay to the order of NATIONAL CITY BANK OF INDIANA (the "Lender"), or its assigns, at the main office of NBD BANK, N.A. (the "Agent"), as Agent under the Agreement (hereinafter defined) in the City of Indianapolis, Indiana, or at such other place as the holder hereof may designate in writing, the lesser of (a) principal sum of Fifteen Million Dollars ($15,000,000), or (b) the aggregate unpaid principal amount of all Revolving Loans made by the Lender to the Borrower pursuant to Section 2 of the Agreement, in lawful money of the United States of America and in immediately available funds, together with interest on the unpaid principal balance existing from time to time at the per annum rates and on the dates set forth in the Agreement. The Borrower shall pay the principal and accrued and unpaid interest on the Revolving Loans in full on the Facility Termination Date, and shall make such mandatory payments as are required to be made under the terms of Section 2 of the Agreement.

     The Lender shall, and is hereby authorized to, record on any schedule attached hereto, or to otherwise record in accordance with its usual practice, the date and amount of each Revolving Loan under this Note and the date and amount of each principal payment hereunder.

     This Note is issued pursuant to, is entitled to the benefit of, and is subject to the provisions of that certain Credit Agreement dated as of even date herewith among Borrower, the lenders party thereto, including the Lender, and NBD Bank, N.A. as the Agent for the Lenders (as the same may be amended from time to time, the "Agreement"), to which Agreement reference is hereby made for a statement of the terms and conditions governing this Note, including, without limitation, the terms and conditions under which this Note may be prepaid or its maturity date accelerated. This Note is guaranteed, as more specifically described in the Agreement, and reference is made thereto for a statement of the terms and provisions thereof. Capitalized terms used herein and not otherwise defined herein are used with the meanings attributed to them in the Agreement.

     Subject to any applicable grace or cure period set forth in the Agreement, if Borrower fails to make the payment of any installment of principal or interest, as provided in the Agreement, or upon the occurrence of any other Default, then in any of such events, or at any time thereafter prior to such Default being cured, the entire principal balance of this Note, and all accrued and unpaid interest thereon, irrespective of the maturity date specified herein or in the Agreement, together with reasonable attorneys' fees and other costs incurred in collecting or enforcing payment or performance hereof and with interest from the date of Default on the unpaid principal balance hereof at the Default


===============================================================================
Page 1 of a Note containing Two Pages, dated July 10, 1998 from THE FINISH LINE, INC. to NATIONAL CITY BANK OF INDIANA rate specified in Section 2.11 of the Agreement, shall, at the election of the Required Lenders (except as otherwise provided for automatic acceleration on the occurrence of certain Defaults specified in the Agreement), and without relief from valuation and appraisement laws, become immediately due and payable.

     Borrower and all endorsers, guarantors, sureties, accommodation parties hereof and all other parties liable or to become liable for all or any part of this indebtedness, severally waive demand, presentment for payment, notice of dishonor, protest and notice of protest and expressly agree that this Note and any payment coming due under it may be extended or otherwise modified from time to time without in any way affecting their liability hereunder.

     Notice of acceptance of this Note by the Lender is hereby waived.

     BORROWER, AFTER CONSULTING OR HAVING HAD THE OPPORTUNITY TO CONSULT WITH COUNSEL, KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LITIGATION BASED UPON OR ARISING OUT OF THIS NOTE OR ANY OTHER LOAN DOCUMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED BY THIS NOTE OR ANY COURSE OF CONDUCT, DEALING, STATEMENTS, WHETHER ORAL OR WRITTEN, OR ACTIONS OF BORROWER OR ANY OF THE LENDERS. BORROWER SHALL NOT SEEK TO CONSOLIDATE, BY COUNTERCLAIM OR OTHERWISE, ANY ACTION IN WHICH A JURY TRIAL HAS BEEN WAIVED WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED. THESE PROVISIONS SHALL NOT BE DEEMED TO HAVE BEEN MODIFIED IN ANY RESPECT OR RELINQUISHED BY THE LENDERS EXCEPT BY WRITTEN INSTRUMENT EXECUTED BY BORROWER, THE LENDER AND THE OTHER LENDERS.

     IN WITNESS WHEREOF, Borrower has caused this Note to be executed by its duly authorized officer as of the day and year first hereinabove written.

                                  THE FINISH LINE, INC.

                                      /s/ Gary D. Cohen
                                  By: ______________________________________
                                      Gary D. Cohen, Senior Vice President
                                      and General Counsel





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Page 2 of a Note containing Two Pages, dated July 10, 1998 from THE FINISH LINE,
INC. to NATIONAL CITY BANK OF INDIANA

                          SCHEDULE OF REVOLVING LOANS
                          ---------------------------
                           AND PAYMENTS OF PRINCIPAL
                           -------------------------


BORROWER:       THE FINISH LINE, INC.

NOTE DATED:     JULY 10, 1998

      Principal              Maturity
        Amount      Type   of Interest       Amount of       Unpaid
Date   of Loan    of Loan     Period     Principal Repaid    Balance   Maturity
----   -------    -------     ------     ----------------    -------   --------


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